PROLIANCE™

***The products you know***
***The professionals you trust***

Proliance International, Inc.
(AMEX:PLI)

Investor Presentation

September 2005

Presented by:

Charley Johnson – President and CEO

Richard Wisot – Chief Financial Officer

FORWARD-LOOKING STATEMENTS

Statements included in this presentation, which are not historical in nature, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of
1995.  Statements relating to the future financial performance of the Company are subject to business conditions and growth in the general economy and automotive and truck business, the impact of competitive products and pricing, changes in customer product mix, failure to obtain new customers or retain old customers or changes in the financial stability of customers, changes in the cost of raw materials, components or finished products and changes in interest rates.  Such statements are based upon the current beliefs and expectations of Proliance management and are subject to significant risks and uncertainties.  Actual results may differ from those set forth in the forward-looking statements.  When used in this presentation the terms "anticipate," "believe," "estimate," "expect," "may," "objective,"
"plan," "possible," "potential," "project," "will" and similar expressions identify forward-looking statements.

In addition, the following factors relating to the merger with the Modine Manufacturing Company aftermarket business, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the risk that the businesses will not be integrated successfully; (2) the risk that the cost savings and any revenue synergies from the transaction may not be fully realized or may take longer to realize than expected; (3) disruption from the transaction making it more difficult to maintain relationships with clients, employees or suppliers; (4) the transaction may involve unexpected costs; (5) increased competition and its effect on pricing, spending, third-party relationships and revenues; (6) the risk of new and changing regulation in the U.S. and internationally; (7) the possibility that Proliance’s  historical businesses may suffer as a result of the transaction and (8) other uncertainties and risks beyond the control of Proliance.  Additional factors that could cause Proliance's results to differ materially from those described in the forward-looking statements can be found in the Annual Report on
Form 10-K of Proliance (formerly known as Transpro, Inc.), in the Quarterly Reports on Forms 10-Q of
Proliance, and Proliance's other filings with the SEC.  The forward-looking statements contained in this presentation are made as of the date hereof, and we do not undertake any obligation to update any forward-looking statements, whether as a result of future events, new information or otherwise.

Proliance at a Glance

Leading manufacturer and supplier of heat transfer and
temperature control products for the automotive and heavy
duty aftermarket

Complete radiators make up largest component of the business

Heavy duty business is changing from a recore business to the sale of complete units

Comprehensive product offering under leading brands

Diverse customer base of retailers, specialty parts and
warehouse distributors and installers

Established presence in North and Central America and in
Europe

Transaction Overview

March 2005: Transpro sold Heavy
Duty OEM business to Modine for
$17 million in cash

July 2005: Modine spun off its
aftermarket business to its
shareholders and immediately
merged the business into Transpro

Combined company immediately
renamed Proliance International,
Inc. (AMEX: PLI)

Increased scale - revenue base, customer
access, sourcing opportunities and
product lines

Annual revenues in excess of $400
million

Expanded geographic scope and ability
to compete internationally

Strengthened balance sheet

Business focus on aftermarket industry
with experienced leadership team

Enhanced stock market liquidity and
public company profile

Shares outstanding increased to 15.3
million from 7.1 million

Background

Proliance Created

Significant Financial Benefits

Improved Operating Performance

Cost savings of at least $30 million annually, following restructuring program cost of $10 million to
$14 million over a 12- to 18-month integration period, impacted by competitive pricing pressure and higher material costs

Estimated $21 million one-time benefit from negative goodwill in 2005

Modine Aftermarket fixed assets written down to zero, resulting in lower ongoing depreciation charge

Profitable operating results anticipated in 2006, assuming normalized market conditions

Expect operating loss in 2005

Acquisition accounting impact of cost reductions on inventory and inventory reduction program

Strong Balance Sheet

Modine Aftermarket Business brought $6.3 million in cash and no debt to the deal

$17 million in cash from the sale of OEM business

Debt-to-total-capitalization ratio improves to 30% from 50% pre-transaction

Financial Flexibility to:

Respond to changes in the market place

Support product development

Address growth alternatives, including acquisitions

Industry Overview

The Automotive and Heavy Duty
Aftermarkets

$2 billion aftermarket for heat exchange and temperature control

Seasonal drivers

Weather

Customer buying patterns

Inventory carry-over

Trended drivers

Miles driven

Vehicle size

Age of fleet

Consumer spending

OEM quality

Customers

Retailers, specialty part distributors, warehouse distributors, installer specialists

**U.S. Motor Vehicle Registrations (in millions)**

250.0
200.0
150.0
100.0
50.0
0.0
80.5
83.6
87.3
92.5
128.7
129.9
131.1
132.5
2001
2002
2003
2004
Light Trucks
Passenger Cars

**Light Vehicle Fleet Age**

Average Age (Years)
9.0
8.9
8.8
8.7
8.6
8.5
8.4
2000
2001
2002
2003
2004

PROLIANCE

The Automotive Aftermarket Industry

Source: RL Polk

Source: RL Polk

Growth rate is 2.5%

for 2001-2004

1970 average mileage

at scrappage was

95,000 miles

2004 average mileage

at scrappage was

162,000 miles

Source:  DES ROSSIER, RL Polk

Miles to Scrappage

The Automotive and Heavy Duty
Aftermarkets

Changing market dynamics

Automotive and light truck - Radiators

Overcapacity

Increased imports from China and other Asian countries

Competitive pricing pressure

Consolidation in radiator market

Changing customer base – “compressed” channels – big
customers

Customer buying patterns – less “pre buys”

Improving OEM system quality – already happened . . . Not much improvement in last 5 years in radiators

The Automotive and Heavy Duty
Aftermarkets

Changing market dynamics (continued)

Automotive and light truck – Air Conditioning

Consolidating customers

Inventory in marketplace

Imports

More new compressors

Improving OEM quality

Heavy Duty

Recent economic recovery fueling industrial growth

Solid demand allows recovery of raw material cost increases

The Automotive and Heavy Duty
Aftermarkets

Macroeconomic factors:

Raw material costs

Cost of copper, up 30% to 40% vs. year ago; more than
doubled vs. two years ago

Aluminum costs, up 7% to 9% vs. year ago; up 35% to 40% vs.
two years ago

Consumer confidence

Gasoline pricing . . . Cost factor and impact on “miles
driven”

Interest rate environment

Transaction Integration

Announced plants and distribution consolidation

22 branches consolidated

Two regional HD plants consolidated

Emporia aluminum and copper/brass complete radiator manufacturing facility closed

Pick up new distribution locations

80 branches in U.S.

18 locations outside U.S.

Achieve synergy opportunities in U.S. and Mexico and leverage expansion opportunities in
Europe and Mexico

MexPar: Mexico and Central American presence

NRF: European presence

Keep plants running at an efficient level and effectively utilize production capabilities of carefully controlled supply partners

Strategy is to purchase 30% to 60% of requirements from supply partners depending on market factors

Proliance facilities in Mexico are competitive

Proliance in 2005

Further announcements as we execute integration plan

Continued strong price competition in the marketplace

Season started unusually late this year due to cooler than usual early summer

Inventory imbalance

Built safety stock for closure of Emporia and move from Buffalo to Mexico

Undersold due to cool weather early

Currently reducing inventory by cutting back production

Lower debt at year end compared to last year

Reducing inventory to offset integration spending

2005 financial results influenced by:

Acquisition accounting

Restructuring charges

Efforts to reduce inventories

Price downs, higher material costs

Proliance: Looking Ahead

Leverage international distribution and product sourcing network

Look at new channels for distribution

Review network for other product opportunities

Leverage our relationships with large customers for product line expansion . . . such as air conditioning

Continue to grow as a long-term player in the aftermarket . . . continue to explore additional external growth opportunities

Completion of restructuring program and realization of synergies

Investment Merits

Business focused on automotive and heavy duty aftermarkets

Combination of two leaders creates well-positioned market player

Increased Scale

Greater financial strength

Broadened international reach

Restructuring program leading to significant potential operational synergies to counter price down pressures and higher material costs

Enhanced financial strength of combined companies to fund
future growth initiatives

Experienced management team

Investment Merits

Values Based Company – Five Strategic Values

An exemplary corporate citizen

Providing a safe, accident-free workplace . . . only “zero” injuries is an acceptable outcome

Proactive regarding the environment

Supporting communities where we live and work

Employing exceptional people

Hiring the best-qualified people

Providing opportunities for recognition, advancement and personal and professional development

Creating an environment based on mutual success

“No excuses” culture

Investment Merits

Values Based Company – Five Strategic Values (continued)

Dedicated to world-class quality standards

Our quality efforts apply to both individual efforts and the entire enterprise

Quality improvement is an ongoing and continuous effort

Our objective is to work toward product and process improvements that will allow us to achieve “zero defects” in all that we do

Market leadership through superior customer service

Building true partnerships with customers and supply partners

Understanding and, without fail, meeting our customers’ needs at all times

Working toward our objective to be the most respected and appreciated supplier to our served markets

Foundation value:  Committed to exceptional financial performance

Always desire to under promise, over perform

Our commitment to excellence in financial performance is the foundation of all that we do.